SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7.         Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed as part of this report:

99.1 – Press Release of aaiPharma Inc. dated April 20, 2004.

Item 9.         Regulation FD Disclosure.

     On April 20, 2004, aaiPharma Inc. issued a press release, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

     Note: Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004

aaiPharma Inc.
By:	/s/ William L.Ginna, Jr.
William L. Ginna, Jr.
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of aaiPharma Inc. dated April 20, 2004

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